Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VA-2,

Carillon Life Account and Carillon Account

("Separate Accounts")

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II,

Overture Bravo!, Overture Encore!, and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Overture Ovation!, Protector hVUL, and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

Advantage VA III

Prospectus Dated May 1, 2012

Medley!

Prospectus Dated May 1, 2013

Overture Medley®

Prospectus Dated May 1, 2015

Supplement Dated January 8, 2016

On or about January 1, 2016, Neuberger Berman Management LLC and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable. Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC. The names of the fund and portfolio remain the same.

Therefore, effective on or about January 1, 2016, the list of variable investment options in your prospectus is revised to read as follows:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I – Neuberger Berman Investment Advisers LLC	Seeks growth of capital.

All other provisions of your Policy remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 1943 1-16